SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported) December 13, 1999

                          Metropolis Realty Trust, Inc.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


Maryland                               0-218491                       13-3910684
--------------------------------------------------------------------------------
(State or Other                       (Commission               (I.R.S. Employer
Jurisdiction of                      File Number)                 Identification
Incorporation)                                                              No.)





c/o Victor Capital Group, L.P., 605 Third Avenue, 26th Floor, New York, New York 10016
--------------------------------------------------------------------------------------
                     (Address of Principal Executive Offices)               (Zip Code)



       (Registrant's Telephone Number, Including Area Code) (212) 655-0220
                                                             -------------


--------------------------------------------------------------------------------
         (Former Name or Former Address, If Changed Since Last Report.)

ITEM 5.       Other Events.

              Metropolis Realty Trust, Inc. ("Registrant"), is filing this Current Report on Form 8-K in connection with the filing of a press release on December 13, 1999.

ITEM 7.       Financial Statements, Pro Forma Financial Information and Exhibits

(c)  Exhibits.

Exhibit       Description
99.1          Press Release, dated December 13, 1999.

                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        METROPOLIS REALTY TRUST, INC.
                                        (Registrant)


Date:  December 14, 1999
                                        By:         /s/ Lee S. Neibart
                                           -------------------------------------
                                           Name:   Lee S. Neibart
                                           Title:  President and Director


Date:  December 14, 1999
                                        By:         /s/ Stuart Koenig
                                           -------------------------------------
                                           Name:   Stuart Koenig
                                           Title:  Vice President and Treasurer

EXHIBIT INDEX


Exhibit    Description
99.1       Press Release, dated December 13, 1999.

                                  Exhibit 99.1

FOR IMMEDIATE RELEASE

                                                  Contact:    Mr. John Klopp
                                                              605 Third Avenue
                                                              28th Floor
                                                              New York, NY 10158
                                                              (212) 655-0220


                     METROPOLIS REALTY TRUST, INC. ANNOUNCES
         REFINANCING OF 1290 AVENUE OF THE AMERICAS AND SPECIAL DIVIDEND


New York, New York (December 13, 1999) -- METROPOLIS REALTY TRUST, INC. announced today that it has completed a $425,000,000 financing with General Electric Capital Corporation secured by 1290 Avenue of the Americas. Metropolis also announced that its Board of Directors has declared a special dividend of $15.00 per share, payable on December 27, 1999 to stockholders of records on December 23, 1999.


METROPOLIS is a Maryland corporation that qualifies as a real estate investment trust for tax purposes.



                                 *     *     *



Note: Statements in this press release which are not strictly historical are "forward-looking" statements that are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve known and unknown risks, which may cause the company's actual results in the future to differ materially from expected results.